INDUSTRY LEADERS FUND

Supplement dated June 27, 2012 to

Prospectus dated October 28, 2011

Effective June 27, 2012, the Fund is closed.  The Fund will no longer accept purchases and all shareholders’ positions have been redeemed.

Please contact the Fund at (866) 280-1952 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.